EXHIBIT 10.1

First Amendment
of the
Credit Facility Agreement
Regarding an Umbrella Credit Facility in the amount of
EUR 30,000,000.00
dated August 07, 2014

IPG Laser GmbH
Siemensstrasse 7
57299 Burbach
(the "Borrower")

and

Deutsche Bank AG
Filiale Deutschlandgeschäft
An den Dominikanern 11 - 27
50668 Cologne
(the "Bank")

enter into the 1st Amendment of the Credit Facility Agreement (the „Credit Facility Agreement“) pursuant to which the Bank makes available a revolving umbrella credit facility to the Borrower (the “Umbrella-Credit Facility”) on the basis of the Bank’s General Business Conditions (Allgemeine Geschäftsbedingungen):

The § 2 UMBRELLA-CREDIT FACILITY subpara (1) Aggregate Facility Amount of the Credit Facility Agreement will be amended and restated as follows:

§ 2 - UMBRELLA-CREDIT FACILITY:

(1)	Aggregate Facility Amount
The Bank makes available to the Borrower a credit facility in the amount of up to
Euro 30,000,000.00 (in words: Euro thirty million) („Aggregate Facility Amount“).
The Aggregate Facility Amount is divided into the following facilities:

(a)	Facility 1: revolving cash credit facility in the amount of up to Euro 19,000,000.00

(b)	(in words: Euro nineteen million) (“Facility 1”).

(c)	Facility 2: revolving guarantee facility in the amount of up to Euro 11,000,000.00

(d)	(in words: Euro eleven million) (“Facility 2”).
Facility 1 and Facility 2 together named as “Facilities”.

All other terms and conditions of the Credit Facility Agreement remain unaffected by this amendment. Any Amendment to this Credit Facility Agreement is required to be made in writing.
This 1st Amendment is an integral part of the Credit Facility Agreement and will be referred to as the Credit Facility Agreement. This Credit Facility Agreement will be cited under the date first above written.

Deutsche Bank AG
Filiale Deutschlandgeschäft

Cologne, October 1st, 2015	/s/ Dietmar Amend /s/ Joachim Gartz
Place, Date

IPG Laser GmbH

Burbach, October 1, 2015	/s/ Eugene Scherbakov
Place, Date

Noted and agreed:

IPG Photonics Corporation

Oxford, MA, October 1, 2015	/s/ Timothy P.V. Mammen
Place, Date